UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2021

AIKIDO PHARMA INC.
(Exact name of registrant as specified in its charter)

Delaware	000-05576	52-0849320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Rockefeller Plaza, 11th Floor, New York, NY	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 992-9325

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	AIKI	The Nasdaq Capital Market

Item 5.07.           Submission of Matters to a Vote of Security Holders.

                On December 8, 2021, AIkido Pharma Inc., a Delaware corporation (the “Company”), held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (i) elected Robert J. Vander Zanden and Tim S. Ledwick to serve as Class I directors of the Company; (iii) ratified the appointment of WithumSmith + Brown PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and (iii) approved, on a non-binding, advisory basis, the Company’s executive compensation.

Stockholders of record at the close of business on August 17, 2021 were entitled to one vote for each share of common stock, ten/nineteenths votes per share of Series D convertible preferred stock (as converted, one vote for each of 2,487 shares of common stock) and ten/nineteenths votes per share of Series D-1 convertible preferred stock (as converted, one vote for each of 439 shares of common stock) held.  On August 17, 2021, there were 89,681,146 shares of common stock issued and outstanding, 4,725 shares of Series D convertible preferred stock issued and outstanding and 834 shares of Series D-1 convertible preferred stock issued and outstanding, of which 44,377,546 were represented at the Annual Meeting, or approximately 50% of the total outstanding, which was sufficient to constitute a quorum.

Set forth below are the final voting results for each of the proposals:

Proposal No. 1 – Election of directors

Robert J. Vander Zanden and Tim S. Ledwick were elected to serve as Class I directors of the Company for a term expiring at the 2024 annual meeting of stockholders or until their successors are elected and qualified. The voting results were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Robert J. Vander Zanden	15,228,975	8,362,867	-
Tim S. Ledwick	15,562,989	8,028,853	-

Proposal No. 2 – Ratification of the appointment of independent registered public accounting firm

The appointment of WithumSmith + Brown PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,466,964	1,196,545	714,037	-

Proposal No. 3 – Approval, by non-binding advisory vote, of the Company’s executive compensation

The Company’s executive compensation, by non-binding advisory vote, was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,382,812	10,548,644	660,386	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIKIDO PHARMA INC.

By:	/s/ Anthony Hayes
Name: Title:	Anthony Hayes Chief Executive Officer

Dated: December 9, 2021

2